SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                        Date of Report: November 1, 2004
                        (Date of earliest event reported)

                            Stillwater Mining Company
               (Exact Name of Registrant as Specified in Charter)

          Delaware                       1-13053                  81-0480654
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
      of Incorporation)                                      Identification No.)

                  536 East Pike Avenue, Columbus, Montana 59019
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                    (Address of Principal Executive Offices)

                                 (406) 322-8700
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits.

99.1  Press release issued on November 1, 2004 by Stillwater Mining Company.

Item 2.02. Results of Operation and Financial Condition.

      On November 1, 2004, Stillwater Mining Company issued a press release for the quarterly period ended September 30, 2004. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        STILLWATER MINING COMPANY

Date: November 1, 2004                      By:    /s/ John R. Stark
                                                   -----------------------------
                                            Name:  John R. Stark
                                            Title: Vice President, Secretary and
                                                   General Counsel

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                                    EXHIBITS

99.1  Press release issued on November 1, 2004 by Stillwater Mining Company.